Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Prosper Marketplace, Inc. 221 Main Street, Suite 300 San Francisco, California 94105

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Prosper Marketplace, Inc. (the “Company”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) and Jefferies LLC, (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of unsecured consumer loans in conjunction with the proposed offering of Prosper Marketplace Issuance Trust, Series 2018-1, Asset Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 5, 2018, representatives of Credit Suisse, on behalf of the Company, provided us with an unsecured consumer loan listing with respect to 39,148 unsecured consumer loans (the “Initial Loan Listing”). At the Company’s instruction, we randomly selected from the Initial Loan Listing (i) 225 unsecured consumer loans (the “Random Sample Loans”) and (ii) 25 unsecured consumer loans from the remaining 38,923 unsecured consumer loans that indicated the number of days delinquent as greater than zero (the “Past Due Sample Loans”).

On March 8, 2018, representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated unsecured consumer loan listing with respect to 42,186 unsecured consumer loans (the “Subsequent Loan Listing”). At the Company’s instruction, we randomly selected from the Subsequent Loan Listing, 20 unsecured consumer loans from those unsecured consumer loans identified on the Subsequent Loan Listing as “WebBank” loans (the “WebBank Sample Loans”). The Random Sample Loans, the Past Due Sample Loans and the WebBank Sample Loans are collectively referred to hereinafter as the “Sample Loans.”

Further, on March 8, 2018 representatives of Credit Suisse, on behalf of the Company, provided us with (i) a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on March 7, 2018 with respect to, 42,186 unsecured consumer loans which included 268 of the 270 Sample Loans (the “Initial Statistical Loan File”) and (ii) a supplemental data file containing the original FICO score for each of the WebBank loans set forth on the Subsequent Loan Listing (the “Supplemental Data File”). We were instructed, by representatives of the Company, to update the Initial Statistical Loan File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Loan File, as adjusted, is hereinafter referred to as the “Statistical Loan File.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1. Loan number (for informational purposes only) 2. Origination date 3. Original principal balance 4. Maturity date 5. Loan term 6. State of residence 7. Borrower rate	8. Schedule monthly payment amount 9. Current principal balance 10. Age (months) 11. Original FICO score 12. Risk grade 13. Number of days delinquent 14. Annual percentage rate (APR)

We compared Characteristics 2. through 6. to the corresponding information set forth on or derived from the respective Loan Contract (the “Contract”); Characteristics 7. through 13. to an electronic loan file, prepared, created and delivered by the Company, from the servicer system, as of the close of business September 30, 2017 (the “Servicer System File”) and Characteristic 14. to the corresponding information set forth on the “Truth in Lending Agreement.”

In addition to the procedures described above, for each of the Sample Loans, we confirmed that the Contract indicated the borrower “signed electronically.”

For purposes of our procedures and at the Company’s instruction:

•	with respect to our comparison of Characteristic 4. for the Sample Loan indicated in Appendix A, we observed a difference with respect to the maturity date set forth on the Statistical Loan File when compared to the maturity date set forth on the related Contract. For this Sample Loan, we were instructed to perform an additional procedure and compare the maturity date as set forth on the Statistical Loan File to the maturity date as set forth on the “Extension Agreement;” and

•	with respect to our comparison of Characteristic 14., differences of 0.01% or less are deemed to be “in-agreement.”

The loan documents described above (including the Servicer System File) and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 14, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 14, 2018.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 4. for the following Sample Loan:

Sample Loan
790362

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.